EXHIBIT 23.2

INDEPENDENT AUDITORS’ CONSENT

The Board of Directors

Genaera Corporation:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/    KPMG LLP

Princeton, New Jersey

June 25, 2003